UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 18, 2013

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900 Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K Amendment (this “Amendment”) amends the Current Report on Form 8-K filed by SciClone Pharmaceuticals, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2013 (the “Original Form 8-K”), in which the Company reported the decision by Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, to decline to stand for re-appointment as the Company’s independent registered public accounting firm after completion of the audit for the year ended December 31, 2012, including the restatement of the Company’s financial statements for the year ended December 31, 2011. This Amendment is being filed to disclose the date on which Ernst & Young completed the audit for the year ended December 31, 2012, including the restatement of the Company’s financial statements for the year ended December 31, 2011, and therefore, the effective date of the Ernst & Young declination. Except as described herein, no other changes were made to the Original Form 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) As reported in the Original Form 8-K, the Company was advised by Ernst & Young, on February 18, 2013, that it would decline to stand for re-appointment as the Company’s independent registered public accounting firm after completion of the audit for the year ended December 31, 2012, including the restatement of the Company’s financial statements for the year ended December 31, 2011. Ernst & Young completed the audit of our financial statements for the fiscal year ended December 31, 2012, including the restatement of the Company’s financial statements for the year ended 2011, on April 1, 2013 concurrent with the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (2012 Annual Report). Therefore, the effective date of the Ernst & Young declination was April 1, 2013.

As noted in Item 4.02(a) of the Original Form 8-K, Ernst & Young’s original report on the 2011 financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed on March 15, 2012 should no longer be relied upon, due to the restatement of the 2011 financial statements included in the Company’s 2012 Annual Report filed April 1, 2013. When originally issued and as subsequently issued in connection with the restatement, Ernst & Young’s audit reports on the financial statements for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to any issues of uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through April 1, 2013, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

The Company has provided Ernst & Young with a copy of this Amendment and requested that Ernst & Young provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above disclosures. A copy of Ernst & Young’s letter, dated April 5, 2013, is attached as Exhibit 16 to this Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 16	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2013	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ GARY S. TITUS
Gary S. Titus
Chief Financial Officer and Senior Vice President, Finance

Exhibit Index

Exhibit No.	Description

16	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 5, 2013